UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2008

AGILENT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5301 Stevens Creek Boulevard, Santa Clara, CA		95051
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (408) 553-2424

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

This Form 8-K provides information on the change in the segment reporting of share-based compensation expense by Agilent Technologies, Inc. (the “Company”) and a summary of the effects of this change on the Company’s historical segment results. The change in segment reporting will be reflected retrospectively, but in no way revises or restates the GAAP Consolidated Statements of Earnings, Consolidated Balance Sheets, Consolidated Statements of Shareholders’ Equity or Consolidated Statements of Cash Flows for the Company and consolidated subsidiaries for any period.

Upon the implementation of FASB 123R in the first fiscal quarter ending January 31, 2006, the Company included share-based compensation expenses in its GAAP results but did not include such expenses in its segment reporting.  In order for the Company to be consistent with most publicly traded U.S. companies and to shift greater ownership of these costs to the business segment leadership, it has decided now to include share-based compensation expenses in its segment reporting.  This shift in segment reporting will be used, in part, by the chief operating decision maker in evaluating the performance of, and in allocating resources to, each of the segments.

These changes were effective as of May 1, 2008. All segment financial information, beginning in the third fiscal quarter of 2008, will reflect this change. This change in the treatment of share-based compensation expenses will be reflected on a retrospective basis, with the two prior years also adjusted to reflect the change in treatment. The Company is issuing this Form 8-K in order to provide investors with summary financial information and historical data that is on a basis consistent with the Company’s new treatment of share-based compensation expenses. Exhibit 99.1 provides quarterly financial summary information by reportable segment for the fiscal years ended October 31, 2006 and 2007 and for the quarters ending January 31, 2008 and April 30, 2008.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits

The following is filed as an exhibit to this report:

Exhibit No.	Description
99.1	Quarterly Segment Financial Summary Information – Fiscal Years Ended October 31, 2006 and 2007 and for the quarters ending January 31, 2008 and April 30, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

By:	/s/ D. Craig Nordlund
Name:	D. Craig Nordlund
Title:	Senior Vice President, General Counsel and
Secretary

Date:  July 1, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Quarterly Segment Financial Summary Information – Fiscal Year Ended October 31, 2006 and 2007 and for the quarters ending January 31, 2008 and April 30, 2008.